UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Meritage Homes Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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MERITAGE HOMES CORPORATION
Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting To Be Held Virtually on May 27, 2021

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.allianceproxy.com/meritagehomes/2021.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 19, 2021 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting a paper or e-mail copy of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Meritage Homes Corporation

The 2021 Annual Meeting of Stockholders of Meritage Homes Corporation will be held virtually via live audio webcast on May 27, 2021 at 8:30 AM PDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/meritage/2021/ and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on May 24, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will click on the unique link and log in using the password you received via email in your registration confirmations and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Proxy Summary - General Information.”

Voting Items:

1.	Election of five Class II directors
	01 Peter Ax	02 Gerald Haddock	03 Joseph Keough	04 Michael R. Odell	05 Phillippe Lord
2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.
3.	Advisory vote to approve compensation of our named executive officers ("Say on Pay").
NOTE: The conduct of any other business that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR the nominees named above in Proposal 1 and FOR Proposals 2 and 3.
The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.allianceproxy.com/meritagehomes/2021. Have the 11 digit Virtual Control Number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit Virtual Control Number located in the box below.

VIRTUAL CONTROL NO.

MERITAGE HOMES CORPORATION
8800 E. Raintree Drive, Suite 300
Scottsdale, Arizona 85260

ACCESSING YOUR PROXY MATERIALS ONLINE
The following proxy materials are available to you to review at
www.allianceproxy.com/meritagehomes/2021

Proxy Statement 2021/Annual Report 2020

VOTING ONLINE
You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Have this notice available to vote your proxy electronically. You must reference your Virtual Control Number to vote by internet.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER OR EMAIL COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857
or
By logging onto www.allianceproxy.com/meritagehomes/2021
or
By email at requests@viewproxy.com
Please include the company name and your Virtual Control Number in the subject line.